Asset Held for Sale and Discontinued Operations - Summary of Detailed Information In Sales (Detail) ₺ in Thousands	12 Months Ended
Dec. 31, 2019 TRY (₺)
Consideration received or receivable:
Cash	₺ 2,229,595
Total disposal consideration	2,229,595
Carrying amount of net assets sold	(1,825,292)
Gain on sale before income tax and reclassification of foreign currency translation reserve	404,303
Reclassification of foreign currency translation reserve	368,133
Gain on sale after income tax	₺ 772,436